EXHIBIT-10.1

THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE “SUBSCRIPTION AGREEMENT”) RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

CONFIDENTIAL

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

(Subscribers Resident in British Columbia or Overseas)

TO:	Service Air Group Inc. (the “Company”)

5455 Airport Road South

Richmond, British Columbia

V7B 1B5

Purchase of Shares

1.	Subscription

1.1            On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase 116,400 shares of common stock (the “Shares”) at a price per Share of US$1.00 (such subscription and agreement to purchase being the “Subscription”), for an aggregate purchase price of US$116,400 (the “Subscription Proceeds”).

1.2            On the basis of the representations and warranties and subject to the terms and conditions set forth herein, the Company hereby irrevocably agrees to sell the Shares to the Subscriber.

1.3            Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company. The Subscriber acknowledges that the offering of Shares contemplated hereby is part of a private placement of Shares having an aggregate subscription level of US$625,000 (the “Offering”). The Offering is not subject to any minimum aggregate subscription level.

2.	Payment

2.1            The Subscription Proceeds must accompany this Subscription and shall be paid by certified cheque or bank draft drawn on a Canadian chartered bank, or a bank in the United States reasonably acceptable to the Company, and made payable and delivered to the Company. Alternatively, the Subscription Proceeds may be wired to the Company or its lawyers pursuant to wiring instructions that will be provided to the Subscriber upon request. If the funds are wired to the Company’s lawyers, those lawyers are authorized to immediately deliver the funds to the Company.

2.2            The Subscriber acknowledges and agrees that this Subscription Agreement, the Subscription Proceeds and any other documents delivered in connection herewith will be held on behalf of the Company. In the event that this Subscription Agreement is not accepted by the Company for whatever reason, which the Company expressly reserves the right to do, within 30 days of the delivery of an executed Subscription Agreement by the Subscriber, this Subscription Agreement, the Subscription Proceeds (without interest thereon) and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription Agreement.

2.3            Where the Subscription Proceeds are paid to the Company, the Company is entitled to treat such Subscription Proceeds as an interest free loan to the Company until such time as the Subscription is accepted and the certificates representing the Shares have been issued to the Subscriber.

3.	Documents Required from Subscriber
3.1	The Subscriber must complete, sign and return to the Company:
(a)	an executed copy of this Subscription Agreement; and

(b)	if the Subscriber is an “Accredited Investor”, as that term is defined in Multilateral Instrument 45-103, an Accredited Investor Questionnaire in the form attached as Exhibit A (the “Questionnaire”).

3.2        The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities applicable law.

4.	Closing

4.1            Closing of the offering of the Securities (the “Closing”) shall occur on or before May 31, 2006, or on such other date as may be determined by the Company (the “Closing Date”).

4.2            The Company may, at its discretion, elect to close the Offering in one or more closings, in which event the Company may agree with one or more subscribers (including the Subscriber hereunder) to complete delivery of the Shares to such subscriber(s) against payment therefor at any time on or prior to the Closing Date.

5.	Acknowledgements of Subscriber
5.1	The Subscriber acknowledges and agrees that:

(a)

none of the Shares have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act (“Regulation S”), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(b)	the Subscriber acknowledges that the Company has not undertaken, and will have no obligation, to register any of the Shares under the 1933 Act;
(c)

by completing the Questionnaire, the Subscriber is representing and warranting that the Subscriber is an “Accredited Investor”, as the term is defined in Multilateral Instrument 45-103 adopted by the British Columbia Securities Commission;

(d)

the decision to execute this Agreement and acquire the Shares hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company in compliance, or intended compliance, with applicable securities legislation (collectively, the “Public Record”);

(e)	if the Company has presented a business plan to the Subscriber, the Subscriber acknowledges that the business plan may not be achieved or be achievable;
(f)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(g)	there is no government or other insurance covering the Shares;

(h)	there are risks associated with an investment in the Shares, as more fully described in certain information forming part of the Public Record;
(i)

the Company has advised the Subscriber that the Company is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell the Shares through a person registered to sell securities under the Securities Act (British Columbia) (the “B.C. Act”) and, as a consequence of acquiring the Shares pursuant to this exemption, certain protections, rights and remedies provided by the B.C. Act, including statutory rights of rescission or damages, will not be available to the Subscriber;

(j)

the Subscriber has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration thereof under the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

(k)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Shares hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(l)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by the Subscriber, the Subscriber’s lawyer and/or advisor(s);

(m)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein, the Questionnaire or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(n)

none of the Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Shares will become listed on any stock exchange or automated dealer quotation system;

(o)

in addition to resale restrictions imposed under U.S. securities laws, there are additional restrictions on the Subscriber’s ability to resell the Shares under the B.C. Act and Multilateral Instrument 45-102 adopted by the British Columbia Securities Commission;

(p)

the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, or pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(q)

the statutory and regulatory basis for the exemption claimed for the offer Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(r)	the Subscriber has been advised to consult the Subscriber’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Shares hereunder, and

(ii)	applicable resale restrictions; and

(s)	this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company.

6.	Representations, Warranties and Covenants of the Subscriber

(a)	The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:
(b)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(c)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(d)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;
(e)	if the Subscriber is resident in British Columbia and is not an Accredited Investor, the Subscriber is (check one or more of the following boxes):

	(A)	a director, officer, employee or control person of the Company	☐
	(B)	a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Company	☐
	(C)	a close personal friend of a director, senior officer or control person of the Company	[ X ]
	(D)	a close business associate of a director, senior officer or control person of the Company	[ X ]
(f)

if the Subscriber has checked one or more of boxes B, C or D in paragraph 6.1(d) above, the director(s), senior officer(s), or control person(s) of the Company with whom the Subscriber has the relationship is :

Mahmood Mawji, VP-Finance

(Fill in the name of each director. senior officer and control person which you have the above-mentioned relationship with).

(g)	the Subscriber is not a U.S. Person;

(h)	the Subscriber is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person;

(i)	the Subscriber is resident in the jurisdiction set out under the heading “Name and Address of Subscriber” on the signature page of this Subscription Agreement;

(j)

the sale of the Shares to the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(k)

the Subscriber is acquiring the Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons;

(l)

the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for the Subscriber’s own account (except for the circumstances outlined in paragraph 6(o)), for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(m)

the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(n)

the Subscriber (i) is able to fend for him/her/itself in the Subscription; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(o)	if the Subscriber is acquiring the Shares as a fiduciary or agent for one or more investor accounts:
(i)

the Subscriber has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account, and

(ii)

the investor accounts for which the Subscriber acts as a fiduciary or agent satisfy the definition of an “Accredited Investor”, as the term is defined Multilateral Instrument 45-103 adopted by the British Columbia Securities Commission;

(p)

the Subscriber acknowledges that the Subscriber has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(q)	the Subscriber is not aware of any advertisement of any of the Shares; and
(r)	no person has made to the Subscriber any written or oral representations:
	(i)	that any person will resell or repurchase any of the Shares;
	(ii)	that any person will refund the purchase price of any of the Shares;
	(iii)	as to the future price or value of any of the Shares; or

(iv)

that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system.

7.	Acknowledgement and Waiver

7.1            The Subscriber has acknowledged that the decision to purchase the Shares was solely made on the basis of publicly available information contained in the Public Record. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Shares.

8.	Legending of Subject Shares

8.1            The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear legends in substantially the following form:

“THESE SHARES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SHARES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.”

“Unless permitted under securities legislation, the holder of the securities shall not trade the securities before the earlier of (i) the date that is 12 months and a day after the date the issuer first becomes a reporting issuer in any of Alberta, British Columbia, Manitoba, Nova Scotia, Ontario, Quebec and Saskatchewan, if the issuer is a SEDAR filer; and (ii) the date that is 12 months and a day after the later of (A) the distribution date, and (B) the date the issuer became a reporting issuer in the local jurisdiction of the purchaser of the securities that are the subject of the trade.”

8.2            The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

9.	Costs

9.1            The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Shares shall be borne by the Subscriber.

10.	Governing Law

10.1           This Subscription Agreement is governed by the laws of the Province of British Columbia. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

11.	Survival

11.1           This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Subscriber pursuant hereto.

12.	Assignment
12.1	This Subscription Agreement is not transferable or assignable.

13.	Severability

13.1           The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

14.	Entire Agreement

14.1           Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

15.	Notices

15.1           All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on page Error! Bookmark not defined. and notices to the Company shall be directed to it at Service Air Group Inc., 5455 Airport Road South, Richmond, British Columbia, V7B 1B5 Attention: Jag Dhilon, Fax No. (604) 233-7030.

16.	Counterparts and Electronic Means

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date hereinafter set forth.

17.	Delivery Instructions
17.1	The Subscriber hereby directs the Company to deliver the Share Certificates to:
***As per item 17.3

(name)

(address)

17.2           The Subscriber hereby directs the Company to cause the Shares to be registered on the books of the Company as follows:

***As per item 17.3

(name)

(address)

17.3	Schedule of Subscriber(s), Full Legal Name, Address, Number of shares subscribed for and purchase price:

17.4

Subscriber Name	Subscriber’s Address	Number of Shares	Purchase Price
Parmjit Bhanwer	10131 Aintree Cr Richmond B.C. V7A 3T9	2,500	$2,500
Jagjivan Bhanwer	10131 Aintree Cr Richmond B.C. V7A 3T9	1,500	$1,500
Parminder Shawn Bhanwer	10131 Aintree Cr Richmond B.C. V7A 3T9	1,000	$1,000
Mohammed Ali	8275 Kudo Drive Mission B.C. V2V 7J5	1,000	$1,000
Bernard Bramhall	#181-6001 Promontory Rd. Chilliwack B.C. V2R 3E3	1,000	$1,000
Krista Natasha Vrolyk	46430 Edgemont Pl Chilliwack B.C. V2R 3Y5	1,000	$1,000
Mark Ronnie Ingalls	45896 Henley Ave Chilliwack B.C. V2P 3J7	1,000	$1,000
Marie lauretta Christian	45896 Henley Ave Chilliwack B.C. V2P 3J7	5,000	$5,000
Lyn Christian	7137 Elwood Rd Chilliwack B.C. V2R 1G8	1,000	$1,000
Geoffrey David Christian	2 Mansfield St Brampton On L6S 2Y2	1,000	$1,000
Maggie Angela Christian	2 Mansfield St Brampton On L6S 2Y2	1,000	$1,000
David M Christian	34154 Larch St Abbotsford B.C. V2S 2P5	1,000	$1,000
Kerry Kristin Lancaster	46426 Chester Dr Chilliwack B.C. V2R 5N4	1,000	$1,000
Charlene Katrina Merry	10182 Oval Dr Chilliwack B.C. V2P 6S7	1,000	$1,000
Lesley Dale Illes	31928 Coral Ave Abbotsford B.C. V2T 2K2	1,500	$1,500
Robert James Grouette	#10-105 Young St N Chilliwack B.C. V2P 8C3	2,000	$2,000
Marcus William Weston	#113-12711 64th Ave Surrey B.C. V3W 1X1	3,100	$3,100
Steven Giesbrecht	8422 Hilton Dr Chilliwack B.C. V2P 4Y1	1,000	$1,000
Jeffrey Robert Giesbrecht	8422 Hilton Dr Chilliwack B.C. V2P 4Y1	1,000	$1,000
Allen Kenneth Giesbrecht	8422 Hilton Dr Chilliwack B.C. V2P 4Y1	1,000	$1,000
Linda Darlyne Giesbrecht	8422 Hilton Dr Chilliwack B.C. V2P 4Y1	1,000	$1,000
Michael Allen Giesbrecht	8422 Hilton Dr Chilliwack B.C. V2P 4Y1	1,000	$1,000
Fatehali Akberali Dhalla	#105-1545 West 8th ave Vancouver B.C. V6J 1T5	6,000	$6,000
Vic Bikram Berar	8291 #4 Road Richmond B.C. V6Y 2T7	1,000	$1,000
Indira Kaur Fisher	1133 west 22nd St North Vancouver B.C. V7P 2E9	1,000	$1,000
Deenu Haji	2535 west 16th Ave Vancouver B.C. V6K 3B9	1,000	$1,000
Krishan Singh Berar	7088 Cypress St Vancouver B.C. V6P 5M3	1,000	$1,000
Raveena Kaur Haji	7088 Cypress St Vancouver B.C. V6P 5M3	1,000	$1,000
Mahinder Berar	7088 Cypress St Vancouver B.C. V6P 5M3	1,000	$1,000
Robert D Rorison	#146-6875 121st St Surrey B.C. V3W 1C2	1,200	$1,200
Anar Popatia	2536 Fuschia Pl Coquitlam B.C.	5,000	$5,000
David Martin Philips	7540 Waterton Dr. Richmond B.C. V7A 4G4	10,000	$10,000
Suraksha Devi Bhardwaj	475 Fraser Bank Pl. Richmond B.C. V6V 2L8	10,000	$10,000
David Martin Philips	7540 Waterton Dr. Richmond B.C. V7A 4G4	7,100	$7,100
Daljit Badyal	79 Knotty Pine Drive Whitby On L1R 2H3	25,000	$25,000
Karnail Singh Sangha	7621 Prince Edward St Vancouver B.C. V5X 3R4	1,000	$1,000
Lakbir S Johal	896 East 53rd Ave Vancouver B.C. V5X 1L8	1,000	$1,000
Surjinder S Johal	896 East 53rd Ave Vancouver B.C. V5X 1L8	1,000	$1,000
Jagdip Mann	17430-100 Ave, Surrey, BC, V4N 4L3	5,000	$5,000
Gurninderjit Grewal	8939 140 A Street Surrey B.C. V3V 7H1	1,000	$1,000
Tarsem S Guru	7972 Sophia St Vancouver B.C. V5X 3W8	5,500	$5,500
TOTAL:		116,400	$116,400

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company;

Subscriber Name	Signature(s)
Parmjit Bhanwer	/s/ Parmjit Bhanwer
Jagjivan Bhanwer	/s/ Jagjivan Bhanwer
Parminder Shawn Bhanwer	/s/ Parminder Shawn Bhanwer
Mohammed Ali	/s/ Mohammed Ali
Bernard Bramhall	/s/ Bernard Bramhall
Krista Natasha Vrolyk	/s/ Krista Natasha Vrolyk
Mark Ronnie Ingalls	/s/ Mark Ronnie Ingalls
Marie lauretta Christian	/s/ Marie lauretta Christian
Lyn Christian	/s/ Lyn Christian
Geoffrey David Christian	/s/ Geoffrey David Christian
Maggie Angela Christian	/s/ Maggie Angela Christian
David M Christian	/s/ David M Christian
Kerry Kristin Lancaster	/s/ Kerry Kristin Lancaster
Charlene Katrina Merry	/s/ Charlene Katrina Merry
Lesley Dale Illes	/s/ Lesley Dale Illes
Robert James Grouette	/s/ Robert James Grouette
Marcus William Weston	/s/ Marcus William Weston
Steven Giesbrecht	/s/ Steven Giesbrecht
Jeffrey Robert Giesbrecht	/s/ Jeffrey Robert Giesbrecht
Allen Kenneth Giesbrecht	/s/ Allen Kenneth Giesbrecht
Linda Darlyne Giesbrecht	/s/ Linda Darlyne Giesbrecht
Michael Allen Giesbrecht	/s/ Michael Allen Giesbrecht
Fatehali Akberali Dhalla	/s/ Fatehali Akberali Dhalla
Vic Bikram Berar	/s/ Vic Bikram Berar
Indira Kaur Fisher	/s/ Indira Kaur Fisher
Deenu Haji	/s/ Deenu Haji
Krishan Singh Berar	/s/ Krishan Singh Berar
Raveena Kaur Haji	/s/ Raveena Kaur Haji
Mahinder Berar	/s/ Mahinder Berar
Robert D Rorison	/s/ Robert D Rorison
Anar Popatia	/s/ Anar Popatia
David Martin Philips	/s/ David Martin Philips
Suraksha Devi Bhardwaj	/s/ Suraksha Devi Bhardwaj
David Martin Philips	/s/ David Martin Philips
Daljit Badyal	/s/ Daljit Badyal
Karnail Singh Sangha	/s/ Karnail Singh Sangha
Lakbir S Johal	/s/ Lakbir S Johal
Surjinder S Johal	/s/ Surjinder S Johal
Jagdip Mann	/s/ Jagdip Mann
Gurninderjit Grewal	/s/ Gurninderjit Grewal
Tarsem S Guru	/s/ Tarsem S Guru

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Shares is hereby accepted by SERVICE AIR GROUP INC.

DATED at, Richmond, the 18st day of September, 2006

SERVICE AIR GROUP INC.

Per:	/s/ Mahmood Mawji (VP)
Authorized Signatory

EXHIBIT A

MULTILATERAL INSTRUMENT 45-103

ACCREDITED INVESTOR QUESTIONNAIRE

The purpose of this Questionnaire is to assure the Company that the undersigned (the “Subscriber”) will meet certain requirements for the registration and prospectus exemptions provided for under Multilateral Instrument 45-103 (“MI 45-103”), as adopted by the British Columbia Securities Commission and the Alberta Securities Commission, in respect of a proposed private placement of securities by the Company (the “Transaction”). The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Subscriber covenants, represents and warrants to the Company that:

1.

the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Transaction and the Subscriber is able to bear the economic risk of loss arising from such Transaction;

2.	the Subscriber satisfies one or more of the categories of “accredited investor” (as that term is defined in MI 45-103) indicated below (please check the appropriate box):
☐

an individual who beneficially owns, or who together with a spouse beneficially own, financial assets (as defined in MI 45-103) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN.$1,000,000;

☐

an individual whose net income before taxes exceeded CDN.$200,000 in each of the two more recent years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, has a reasonable expectation of exceeding the same net income level in the current year;

☐

an individual registered or formerly registered under the Securities Act (British Columbia), or under securities legislation in another jurisdiction of Canada, as a representative of a person or company registered under the Securities Act (British Columbia), or under securities legislation in another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario);

	☐	a Canadian financial institution as defined in National Instrument 14-101, or an authorized foreign bank listed in Schedule III of the Bank Act (Canada);
	☐	the Business Development Bank of Canada incorporated under the Business Development Bank Act (Canada);
	☐	an association under the Cooperative Credit Associations Act (Canada) located in Canada;
☐

a subsidiary of any company referred to in any of the foregoing categories, where the company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

☐

a person or company registered under the Securities Act (British Columbia), or under securities legislation of another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario);

	☐	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;

☐	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in any of the foregoing categories in form and function;
☐	the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province;

☐	a municipality, public board or commission in Canada;

☐	a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency thereof;

☐	a registered charity under the Income Tax Act (Canada);

☐

a corporation, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least CDN.$5,000,000 as reflected on its most recently prepared financial statements;

☐	a mutual fund or non-redeemable investment fund that, in British Columbia, distributes it securities only to persons or companies that are accredited investors;
☐

a mutual fund or non-redeemable investment fund that, in British Columbia, distributes its securities under a prospectus for which a receipt has been issued by the executive director of the British Columbia Securities Commission; or

☐	a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber’s eligibility to acquire the Shares under relevant Legislation.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of __________________, 2006.

If a Corporation, Partnership or Other Entity:	If an Individual:

Print or Type Name of Entity	Signature

Signature of Authorized Signatory	Print or Type Name

Type of Entity